Maiden Holdings Keefe, Bruyette & Woods 2012 Insurance Conference September 5, 2012

Forward Looking Statements This presentation contains “forward-looking statements” which are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The forward-looking statements are based on the Company’s current expectations and beliefs concerning future developments and their potential effects on the Company. There can be no assurance that actual developments will be those anticipated by the Company. Actual results may differ materially from those projected as a result of significant risks and uncertainties, including non-receipt of expected payments, changes in interest rates, effect of the performance of financial markets on investment income and fair values of investments, developments of claims and the effect on loss reserves, decreases in existing and new client projected premiums, accuracy in projecting loss reserves, the impact of competition and pricing environments, changes in the demand for the Company’s products, the effect of general economic conditions, adverse state and federal legislation, regulations and regulatory investigations into industry practices, developments relating to existing agreements, heightened competition, changes in pricing environments and changes in asset valuations. The Company undertakes no obligation to publicly update any forward- looking statements, except as may be required by law. Additional information about these risks and uncertainties, as well as others that many cause actual results to differ materially from those projected is contained in Item 1A. Risk Factors in the Company’s Annual Report on Form 10-K for the year ended December 31, 2011. 2

Overview

- Differentiated specialty reinsurer
  - Focus on non-catastrophe working layer financial needs of targeted US and European regional and specialty insurers
  - Low volatility and predictable business model
  - Modeled 1-in-250 catastrophic exposure managed to < annual net income (more cat oriented reinsurers' PMLs are double digit % of equity)
- Specialized, highly efficient, scalable operating platform
- Disciplined long-term relationship oriented market specialist
- Bermuda domiciled
  - Operations in Bermuda, U.S. and Europe
- Established June 2007
  - Management has successful 28 year track record leading GMAC Reinsurance operations

Book Value per Share Growth Driven by Solid Risk Adjusted Returns



8.2%
11.6%
11.2%
10.2%
9.2%
9.9%
$ 9.02
$ 8.70
$ 9.62
$ 10.40
$ 10.64
$ 11.41
2007
2008
2009
2010
2011
1H12
Book value per share
Annualized Operating ROE*

LTM Net Premiums Written by Segment**



Total NPW = $1,839.8m
Diversified Reinsurance 44%
AmTrust 41%
ACAC 15%

(*)Please see the non-GAAP reconciliation in the appendix of this presentation for additional important information.
(**) Last twelve months ended June 30, 2012

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MAIDEN HOLDINGS, LTD.

3.2% 15.0% 0% 5% 10% 15% 20% Maiden Bermuda P&C Companies 60% 70% 80% 90% 100% 110% 120% 130% 140% 150% 160% 4Q0 7 1Q0 8 2Q0 8 3Q0 8 4Q0 8 1Q0 9 2Q0 9 3Q0 9 4Q0 9 1Q1 0 2Q1 0 3Q1 0 4Q1 0 1Q1 1 2Q1 1 3Q1 1 4Q1 1 1Q1 2 2Q1 2 CR Combined Ratio 4Q07 to 2Q12 Maiden Bermuda P&C Companies Unique Business Model • Dedicated to predictable and stable operating performance • Focus on traditional, lower volatility lines of business • Target non-catastrophe client needs • Targeted customer focus • Long-term relationships with targeted regional and specialty P&C insurers • Strategic multi-year quota share relationships with specialty insurer AmTrust and personal lines underwriter ACAC, which provides substantial earnings stability • Provide customized reinsurance products and ancillary services • Unique collateral trust provides exceptional security • Efficient highly specialized operating platform • Lower volatility risk profile allows for more efficient capital utilization • Emphasis on significant relationships with clients • 1H12 general and administrative expense ratio of 3.2% excluding non-recurring items Lower Volatility and Consistently Profitable Underwriting 1H12 SG&A Expense Ratio Bermuda P&C Companies include Aspen, Alterra, Arch, Axis, Awac, Endurance, Flagstone, EverestRe, Montpelier, PartnerRe, Platinum, RenRe, Validus, XL Source: SNL and Company Financials 4

(*)Please see the non-GAAP reconciliation table in the appendix of this presentation for additional important information (**) Bermuda P&C Companies include Aspen, Alterra, Arch, Axis, Awac, Endurance, Flagstone, EverestRe, Montpelier, PartnerRe, Platinum, RenRe, Validus, XL Source: SNL and Company Financials Available Levers to Strengthen ROE 1. Improve underwriting returns • Continued underwriting discipline and catastrophe exposure management • One point lower on the combined ratio can benefit operating ROE by between 1.5 to 2 percentage points 2. Eventual refinancing of 14% junior subordinated debt associated with 2009 Trust Preferred Offering 3. Recovery of investment yields and full deployment of investable cash • Near-term interest rate environment dampening returns • Maintain conservative risk profile of investment portfolio Components of Return on Equity* 0% 5% 10% 15% 20% Underwriting income Investment income Debt service costs Other expenses Income tax Operating ROAE 2011 5.7% 9.9% -4.5% -1.8% -0.1% 9.2% Bermuda P&C** average 2011 operating ROAE was -4.1% with GAAP combined ratios averaging 116%; the average operating ROAE for 1H 2012 was 10.9% with GAAP combined ratios averaging 83.6% 5 5.9% 9.8% -4.4% -1.3% -0.1% 9.9% 0% 5% 10% 15% 20% Underwriting income Investment income Debt service costs Other expenses Income tax Operating ROAE 1H12

2012 Operating Highlights (1) Please see the non-GAAP reconciliation table at the end of this presentation for additional important information. • Annualized operating return on equity(1) of 9.9% compared to 8.3% in the first half of last year • Net operating earnings (1) of $39.1 million, or $0.53 per diluted share compared with $31.0 million, or $0.43 per diluted share in the first six months of 2011 • Combined ratio of 97.9% compared to 98.4% in the first half of 2011 • Total investments increased 18.4% in the first half of 2012 to $2.4 billion • Net investment income was $38.5 million, a decrease of 1.1% compared to the first half of 2011 • Net premiums written increased 13% to $1.0 billion versus the same period last year; excluding one-time $45.9 million unearned premium transfer in the second quarter of 2011, net premiums written increased 19% • Issued $100 million 30-Year, 8% Senior Notes - closed on March 27, 2012 • Issued $150 million 8.25% Non-Cumulative Perpetual Preferred Shares - closed on August 29, 2012 • Support and development of reinsurance business • Common share repurchase authorized • Additional flexibility to repurchase outstanding 14% 30-year trust preferred following January 20, 2014 call date 6

Summary Balance Sheet 7 2008 2009 2010 2011 Q2 2012 ($ in millions) Invested Assets Investments $ 1,125.2 $ 1,667.2 $ 1,880.3 $ 2,022.9 $ 2,395.7 Cash & Cash Equivalents 541.2 252.3 185.9 303.0 143.3 Loan to Related Party 168.0 168.0 168.0 168.0 168.0 Total Invested Assets 1,834.4 2,087.5 2,234.2 2,493.9 2,707.0 Net Reinsurance Receivable 71.9 211.3 226.3 423.4 495.7 Deferred Acquisition Costs 104.5 173.0 203.6 248.4 270.0 Other Assets 117.8 164.3 318.5 229.4 280.0 Total Assets $ 2,128.6 $ 2,636.1 $ 2,982.6 $ 3,395.1 $ 3,752.7 Loss and LAE Reserve $ 897.7 $ 1,002.7 $ 1,226.8 $ 1,398.4 $ 1,522.8 Unearned Premiums 444.5 583.5 657.6 832.0 974.3 Senior Notes - - - 107.5 207.5 Trust Preferred Securities - 215.1 215.2 126.3 126.3 Other Liabilities 276.6 158.3 132.5 161.9 97.1 Total Liabilities 1,618.8 1,959.6 2,232.1 2,626.1 2,928.0 Equity 509.8 676.5 750.5 769.0 824.7 Total Liabilities & Equity $ 2,128.6 $ 2,636.1 $ 2,982.6 $ 3,395.1 $ 3,752.7 Book Value per Basic Share $ 8.70 $ 9.62 $ 10.40 $ 10.64 $ 11.41 Growth in Total Invested Assets 186.8% 13.8% 7.0% 11.6% 8.5% Ratio of Total Invested Assets to Equity 359.8% 308.6% 297.7% 324.3% 328.2%

Income Statement Highlights * 2011 includes $35.4 million in charges related to Senior Note Offering which consist of $20.3 million of accelerated amortization of discount on junior subordinated debt and $15.1 million charge related to repurchase of junior subordinated debt. 2011 also Includes $9.5 million or 0.6% in loss ratio and combined ratio impact from U.S thunderstorm and tornado activity in 2Q11. ** Please see the non-GAAP reconciliation table in the appendix of this presentation for additional important information. Operating ROE is annualized. 8 2008 2009 2010 2011 YTD Q2 2012 ($ in millions) Net Premium Written $ 727.4 $ 1,030.4 $ 1,227.8 $ 1,723.5 $ 1,002.8 Net Earned Premium 420.1 919.9 1,169.8 1,552.4 875.6 Net Investment Income 37.2 62.9 71.6 74.9 38.5 Interest and Amortization Expense - 34.4 36.5 34.1 17.2 Net Income $ 18.8 $ 61.1 $ 69.9 $ 28.5 $ 34.9 Operating Earnings * $ 60.6 $ 66.2 $ 72.7 $ 69.6 $ 39.1 Operating EPS * $ 1.02 $ 0.95 $ 1.02 $ 0.96 $ 0.53 Operating ROE ** 11.6% 11.2% 10.2% 9.2% 9.9% Loss Ratio 62.8% 66.2% 64.6% 66.6% 66.7% Expense Ratio 32.0% 29.7% 32.3% 31.5% 31.2% Combined Ratio 94.8% 95.9% 96.9% 98.1% 97.9%

Maiden Maintains a Conservative Investment Portfolio Investments Composition1 (1) As of June 30, 2012 Total: $2.4bn Strong Credit Quality of Investments1 Total: $2.4bn • Recent emphasis on high-grade corporate debt consistent with overall investment philosophy; new money yield on fixed maturities in 2012 to date is 3.54%; average portfolio yield at June 30 (excluding cash) is 3.74% • June 30, 2012 average fixed maturity duration of 3.40 years compared to 2.78 years as of December 31, 2011 • Profitable growth & positive cash flow has expanded invested assets that will enhance earnings Municipal Bonds 5% Other 3% U.S. Treasuries 2% Corporate Bonds 45% US Agency 45% A 17% AA 8% AAA 7% Below Inv. Grade 1% BBB 20% US Agency 45% U.S. Treasuries 2% 9

537 510 677 750 769 811 825 825 215 215 126 126 126 126 108 208 208 208 145 400 500 600 700 800 900 1,000 1,100 1,200 1,300 1,400 2007 2008 2009 2010 2011 Q1 2012 Q2 2012 Q2 2012 as adjusted* To tal Ca p ita l Common Equity Trust Preferred ("TRUPS") Senior Notes Preferred Equity (*) ‘Q2 2012 as adjusted’ includes the $145.0 million net proceeds from the 8.25% Perpetual Non-Cumulative Preferred Shares that closed on August 29, 2012. • Access to capital markets has enabled Maiden to enhance capital in a shareholder friendly manner • 30-Year, 8.25% Senior Notes Offering of $107.5 million closed on June 24, 2011 (NYSE:MHNA) replacing a portion of higher coupon TRUPS • 30-Year, 8% Senior Notes Offering of $100 million closed on March 27, 2012 (NYSE:MHNB) • 8.25% Non-Cumulative Perpetual Preferred Share offering of $150 million closed on August 29, 2012 (NYSE:MHPRA) • Strong Balance sheet increasingly optimized to efficiently utilize capital and strengthen returns • Continued focus on replacing 14% TRUPS issued in early 2009 with lower cost capital • Flexibility to repurchase common shares and eventually repurchase TRUPS in January 2014 Growing, Balanced and Diversified Capital Structure Strong Capital Position (In $ millions) 10

Delivering Shareholder Value

- Maiden is well positioned as a market specialist with significant competitive advantages
- Disciplined approach to underwriting and pricing
- Multi-year strategic quota-share relationships enhance revenue/profit stability
- Focused on delivering stable operating performance and strengthening returns
- Highly differentiated business model
- Strong historical dividend growth

Total Return[1] Following Transformational Acquisition of GMACRe



250%
200%
150%
100%
50%
0%
222%
83%
70%
Maiden
Index of Bermuda P&C Companies*
S&P 500

Committed to Driving Continued Value Creation

(1) Source SNL Financial. Total return of a security 11/11/2008 to 8/28/2012, including price appreciation and the reinvestment of dividends. Dividends are assumed to be reinvested at the closing price of the security on the ex-date of the dividend. From Maiden's first day of trading on Nasdaq on 5/5/2008 to 8/28/2012 the total return was 34% compared to 27% for Bermuda P&C and 11% for the S&P 500 Index

(*) Bermuda P&C Companies include Aspen, Alterra, Arch, Axis, Awac, Endurance, Flagstone, EverestRe, Montpelier, PartnerRe, Platinum, RenRe, Validus, XL

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MAIDEN HOLDINGS, LTD.

Appendix 12 • Non-GAAP Financial Measures • Non-GAAP Financial Measures – Reconciliation • Operating Targets • 2011 Premium Growth

Non-GAAP Financial Measures • In presenting the Company’s results, management has included and discussed in this presentation certain non generally accepted accounting principles (“non-GAAP”) financial measures within the meaning of Regulation G as promulgated by the U.S. Securities and Exchange Commission. Management believes that these non-GAAP measures, which may be defined differently by other companies, better explain the company’s results of operations in a manner that allows for a more complete understanding of the underlying trends in the Company’s business. However, these measures should not be viewed as a substitute for those determined in accordance with generally accepted accounting principles (“U.S. GAAP”). • Operating Earnings and Operating Earnings per Share: In addition to presenting net income determined in accordance with GAAP, we believe that showing operating earnings enables investors, analysts, rating agencies and other users of our financial information to more easily analyze our results of operations in a manner similar to how management analyzes our underlying business performance. Operating earnings should not be viewed as a substitute for U.S. GAAP net income. Operating earnings are an internal performance measure used in the management of our operations and represents operating results excluding, as applicable, realized investment gains or losses, foreign exchange gain or loss, the amortization of intangible assets and non-cash deferred tax expenses. We also exclude certain non-recurring expenditures that are material to understanding our results of operations. For 2011 and 2010, we exclude transaction expenses related to the IIS Acquisition as these are non-recurring. In 2011, as a result of the Senior Notes Offering, we exclude the junior subordinated debt repurchase expense and the accelerated amortization of junior subordinated debt discount and issuance costs, as both are non- recurring. We exclude net realized investment gains or losses and foreign exchange gain or loss as we believe that both are heavily influenced in part by market opportunities and other factors. We do not believe amortization of intangible assets are representative of our ongoing business. We believe all of these amounts are largely independent of our business and underwriting process and including them distorts the analysis of trends in our operations. • Operating Return on Equity ("Operating ROE"): Management uses operating return on average shareholders' equity as a measure of profitability that focuses on the return to common shareholders. It is calculated using operating earnings available to common shareholders (realized gains or losses on investments, foreign exchange gains and losses, and amortization of intangible assets) divided by average common shareholders' equity. In calculating and presenting Operating ROE, amounts for 2011 are annualized as follows: the operating earnings for the period as defined above is multiplied by the number of such periods in a calendar year in order to arrive at annualized operating earnings. Management has set as a target a long-term average of 15% Operating ROE, which management believes provides an attractive return to shareholders for the risk assumed. • See the following slide for a reconciliation of non-GAAP measures used in this presentation to their most directly comparable GAAP measures. 13 Appendix

Non-GAAP Financial Measures - Reconciliation 14 NOTE - Please see the definition of non-GAAP financial measures on the previous slide for additional important information. Appendix 2008 2009 2010 2011 YTD Q2 2012 ($ in millions) Net income $ 18.8 $ 61.1 $ 69.9 $ 28.5 $ 34.9 Add (subtract): Net realized investment (gains) losses 37.5 (0.3) (6.6) (0.5) 1.5 Foreign exchange and other losses (gains) 1.4 (2.5) 0.6 (0.3) (0.1) Amortization of intangibles 1.3 6.6 5.8 5.0 2.2 Junior subordinated debt repurchase expense - - - 15.1 - Accelerated amortization of subordinated debt discount and issuance cost - - - 20.3 - Non-recurring general and administrative expenses relating to IIS Acquisition (2010) and GMAC Acquisition (2008) 1.6 - 1.8 0.2 - Non-cash deferred tax expense - 1.3 1.2 1.3 0.6 Operating earnings $ 60.6 $ 66.2 $ 72.7 $ 69.6 $ 39.1 Operating earnings per common share: Basic operating earnings per share $ 1.02 $ 0.95 $ 1.03 $ 0.97 $ 0.54 Diluted operating earnings per share $ 1.02 $ 0.95 $ 1.02 $ 0.96 $ 0.53

Operating Targets • Medium-term ROE > 15% • Combined ratio < 96% • G&A expense ratio < 4% • NPW CAGR of 10%+ • Core regional insurer client retention rate of > 85% • Modeled exposure to a one-in- 250 cat event < annual net income Targeted Operating Metrics 1H12 Results  9.9% Operating ROE  Combined ratio 97.9% G&A expense ratio 3.2%  NPW up 13%  Core regional insurer client retention rate of 90%+  Modeled exposure to a one-in- 250 cat event less than half of expected net income Operating Targets More Achievable as Investment Environment Becomes More Favorable and Underwriting Rates Improve 15 Appendix

$(1.1) $0.8 $10.5 $10.9 $14.9 $39.2 $58.7 $68.6 $95.3 $197.9 Accident & Health Other Lines Warranty Commercial Multi-Peril Homeowners' Fire, Allied Lines and Inland Marine Workers' Compensation Other Liability European Hospital Liability Auto $38.5 Strong Revenue Growth Enhanced Diversification in Less Capital Intensive Lines 2011 NPW $1,723.5 Million (*) A&H = Accident and Health European Hospital Liability incepted 2Q11. NPW $95.3 million for 2011 versus zero in 2010. 2010 vs. 2011 NPW Growth by Line (In $ millions) Commercial Auto $159.4 Personal Auto Workers Comp 18% European Hospital Liability 6% Warranty 6% Commercial Auto 11% Other Liability 12% A&H* 2% Commercial Multi-Peril 4% Personal Auto 30% Homeowners 3% Fire, Allied Lines & Inland Marine 5% Other Lines 3% Appendix 16